OPPENHEIMER BOND FUND FOR GROWTH
                    Supplement dated December 6, 1996
     to the Statement of Additional Information dated March 11, 1996



     The Statement of Additional Information is amended as follows:

     1. The section captioned "Covered Call Option Writing" on page 7 is revised by deleting the last paragraph of that section and inserting the following in its place:

     The Fund may not sell any covered call options if, as a result of such sale, the aggregate value of its securities underlying such options (valued at the lower of the option price or market price) would exceed 25% of its net assets. This limitation may not be changed by the Fund without shareholder approval. To secure its obligation to deliver the underlying security, the Fund, as the writer of a call option, is required to deposit in escrow with its custodian the underlying common stock or a security immediately convertible into the underlying common stock in accordance with the Rules of the Options Clearing Corporation and of the various Exchanges.








December 6, 1996                                                 PX0345.002